UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Heritage Drive, Suite 600, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWAG	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.81375	SWAGW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.01 of this Current Report on Form 8-K (this “Current Report”) relating to the Lease Agreement (as defined in Item 2.01 of this Current Report) is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in its Current Report on Form 8-K filed on January 31, 2023 (the “Prior Form 8-K”), on January 25, 2023, Stran & Company, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with T R Miller Co., Inc., a Massachusetts corporation (“T R Miller”), and Thomas R. Miller (the “Miller Stockholder”), pursuant to which the Company agreed to acquire substantially all of the assets of T R Miller used in T R Miller’s branding, marketing and promotional products and services business (the “T R Miller Business”). The T R Miller Business has existing operations and has generated revenues. As previously reported, the Purchase Agreement provided that the aggregate purchase price (“Purchase Price”) for the T R Miller Business would consist of cash payments by the Company to T R Miller at and following the consummation of the transactions contemplated by the Purchase Agreement (the “Closing”), subject to certain adjustments, as described in the Prior Form 8-K.

On June 1, 2023, the Closing was completed. Pursuant to the Purchase Agreement, the Company paid T R Miller $2,154,230.21 in cash, reflecting the purchase price of $1,000,000 as adjusted by a $1,123,071.82 working capital adjustment; no adjustment for indebtedness as of the date and time of the Closing (the “Closing Date”) that was not part of the Assumed Liabilities (as defined in the Purchase Agreement); no separate amount for any Inventory (as defined in the Purchase Agreement) that was on hand and owned by Seller as of the Closing Date, as such amount was included in the working capital adjustment; and first and last month’s rent under the Lease Agreement (as defined below) of $14,962.50 and $16,195.89, respectively.

Following the Closing, the Company will make (a) installment payments equal to (i) $400,000 on the first anniversary of the Closing Date, (ii) $300,000 on the second anniversary of the Closing Date, (iii) $200,000 on the third anniversary of the Closing Date, and (iv) $200,000 on the fourth anniversary of the Closing Date, each such installment payment subject to adjustment for certain uncollected accounts receivable amounts outstanding after the first 12 months following the Closing; and (b) four annual payments (the “Earn Out Payments”), each equal to (i) 45% of the annual Gross Profit (as defined in the Purchase Agreement) of T R Miller above $4,000,000 with respect to certain customers of T R Miller or primarily resulting from the efforts of the Stockholder or certain employees or independent contractors of T R Miller, plus (ii) 25% of the annual Gross Profit above $4,000,000 with respect to customers primarily resulting from the past or future efforts of the Buyer that are assigned to and primary responsibility of any employee or independent contractor of T R Miller as designated by the Purchase Agreement, for the trailing 12-month period, as of the first, second, third, and fourth anniversary of the Closing Date, each such Earn Out Payment subject to adjustment as set forth in the Purchase Agreement.

The timing and manner of the remaining working capital adjustments or payments and the Earn Out Payments, and the resolution of any disagreements as to such adjustments or payments, will follow the procedures provided by the Purchase Agreement.

In addition, as of the Closing Date, the Company undertook to perform or otherwise pay, satisfy and discharge as of the Closing the Assumed Liabilities (as defined in the Purchase Agreement).

The Purchase Agreement also contained additional representations, warrants, covenants, indemnification provisions and other terms which are described in the Prior Form 8-K.

Pursuant to the Purchase Agreement, in connection with the Closing, the Company, as tenant, and Miller Family Walpole LLC, as landlord (the “Landlord”), entered into a lease agreement for a warehouse facility used by the T R Miller Business, dated May 31, 2023 (the “Lease Agreement”). The Lease Agreement provides for base rent of $179,550.00 in the first year of the lease and an increase of 2% per annum in each subsequent year. We may extend the term for an additional five years upon the same base rent terms upon 12 months’ notice. We will be responsible for all property and other taxes and expenses related to the facility except for maintenance of certain structural elements. The initial lease term commenced on June 1, 2023 and terminates on May 31, 2028. We may assign our rights to the lease and property at the facility as collateral to a lender. The Landlord is also required to execute a landlord lien waiver and collateral access agreement upon request. The Lease Agreement contains provisions for minimum insurance, mutual indemnification from certain claims relating to the Lease Agreement, and customary default and related termination and remedy provisions. The foregoing description of the lease agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 to this Current Report.

In addition, the Company entered into (i) a consulting agreement with the Miller Stockholder providing for certain consulting services to the Company for a period of three years following the Closing Date and (ii) an employment agreement with Stacy Miller.

The foregoing references to the terms and conditions of the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Prior Form 8-K, and to the full text of the agreement attached to the Prior Form 8-K and to this Current Report as Exhibit 2.1, and which is incorporated herein by reference.

There were no material relationships, other than in respect of the transaction, between T R Miller, the Miller Stockholder, and the Company or any of the Company’s affiliates, including any director or officer of the Company, or any associate of any director or officer of the Company.

Item 7.01 Regulation FD Disclosure.

On June 1, 2023, the Company issued a press release announcing the Closing. A copy of the press release is attached to this Current Report as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release and the statements contained therein include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of the date of the press release and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. Forward-looking statements include, but are not limited to, the Company’s expectations regarding its financial position and operating performance, its expectations regarding its business initiatives, the Company’s expectations about its operating performance, trends in its business, the effectiveness of its strategies, its market opportunity, and demand for its products and services in general. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

Any financial statements that may be required to be filed under Item 9.01(a) of this Current Report will be filed by amendment to this Current Report no later than 71 days after the date that this Current Report is required to be filed.

(b) Pro forma financial information.

Any pro forma financial information that may be required to be filed under Item 9.01(b) of this Current Report will be filed by amendment to this Current Report no later than 71 days after the date that this Current Report is required to be filed.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Asset Purchase Agreement, dated as of January 25, 2023, by and among Stran & Company, Inc., T R Miller Co., Inc. and Thomas R. Miller (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on January 31, 2023)
10.1	Land and Building Lease Agreement, dated May 31, 2023, between Miller Family Walpole LLC and Stran & Company, Inc.
99.1	Press Release dated June 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2023	STRAN & COMPANY, INC.

/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	Chief Executive Officer

4